EATON VANCE TAX FREE RESERVES Supplement to Prospectus dated May 1, 2006

The following replaces the 6th paragraph of “Management” under “Management and Organization”

Kevin S. Dyer has been the portfolio manager of Eaton Vance Tax Free Reserves since November 21, 2005. He is an Assistant Vice President of Eaton Vance and Boston Management and Research, and has been a municipal bond trader with Eaton Vance for more than five years.

May 1, 2006